Corporate Presentation November 2025 Nasdaq: ZNTL

2 Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential for azenosertib (ZN-c3) to be first-in-class and best-in-class; the potential regulatory strategy, approach and pathway for azenosertib, including the potential for FDA accelerated approval of azenosertib in Cyclin E1-positive PROC and the potential for studies to be registrational or intended for registration; our development strategy and approach for azenosertib, including our strategy to focus on bringing azenosertib to patients with PROC who are Cyclin E1-positive and the potential for azenosertib to be a new treatment option for ovarian cancer patients; our planned strategy, vision and path forward; the market opportunity for azenosertib, including the opportunity in biomarker selected (Cyclin E1-positive) PROC patients and the potential size of the patient population; existing data being supportive of the go-forward azenosertib development strategy; the potential for the opportunity for azenosertib to be broad/expansive; the potential opportunities for azenosertib as a monotherapy and in combination in other indications and in other tumor types, including in earlier lines of ovarian cancer, breast, endometrial and bladder; the potential for Cyclin E1 to serve as a predictive biomarker for response to azenosertib; the opportunity to improve outcomes in the next stage of development, including via close monitoring; our projected cash runway; planned clinical trials for our product candidates, including the Phase 3 confirmatory trial of azenosertib in Cyclin E1-positive PROC; the potential of azenosertib to address a significant unmet need in patients with PROC who are Cyclin E1-positive; the potential benefits of azenosertib, including compared to available therapies and therapies in development (not head-to-head comparisons); the potential unmet need in a particular indication and/or patient population; the timing and content of our anticipated milestones, including enrollment of patients, disclosure of clinical data, and initiation of the Phase 3 confirmatory trial for azenosertib in Cyclin E1-positive PROC; as well as statements that include the words such as “approximately,” “anticipate,” “beyond,” “estimate,” “expect,” “forward,” “intent,” “milestone,” “ongoing,” “opportunity,” “path,” “plan,” “potential,” “predictive,” “projected,” “strategy,” "support," “vision,” “will” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of a companion diagnostic; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; azenosertib and any future product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. Statements such as “not head-to-head,” “direct cross-study comparison not intended” and similar references indicate that no head-to-head clinical trial has been conducted evaluating azenosertib against the indicated therapies. Notable differences exist between the Company’s trial designs, conditions under study and subject characteristics as compared to the evaluated third party results and caution should be exercised when comparing data across these studies. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Azenosertib is an investigational drug and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. Forward Looking Statements and Disclaimer

3 Extensive Data Support Azenosertib as Potential Best-in-Class, Orally Available, Non-Chemo Therapy for Patients with Cyclin E1-Positive Platinum-Resistant Ovarian Cancer (PROC) >30% ORR, ~6 mos mDOR‡ ‡ As of Jan. 13, 2025 data cutoff in DENALI Part 1b, mDOR subject to change; † Not a head-to-head comparison; *See integrated monotherapy safety data on slide 12 1. Kang EY, et al. Cancer. 2023;129:697-713 2. Eskander, R., et al. Overcoming the Challenges in Drug Development, Front Oncol. 2023 Oct 17; 13:1258228 Abbreviations: ORR = objective response rate; mDOR = median duration of response; 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib in Cyclin E1-positive PROC patients at monotherapy dose of 400mg QD 5:2 350+ patients treated at active doses in monotherapy 200+ PROC patients treated at monotherapy 300mg and 400mg QD 5:2 Manageable safety profile* Safety and tolerability at 300 and 400 mg QD 5:2 broadly comparable  Cyclin E1 protein overexpression is a biomarker of poor prognosis and low benefit from standard-of- care (SOC) single-agent chemotherapy in PROC1  4-13% ORR for SOC mono chemo in PROC reported in literature2†

Projected Cash Runway into Late 2027, Beyond Anticipated Registration-Intent Phase 2 Topline Data

$280.7M cash, cash equivalents and marketable securities as of September 30, 2025

Strategic Focus and Resource Prioritization on Cyclin E1-Positive PROC

- ✓ Interim clinical data demonstrated clinically meaningful results and manageable safety profile across multiple azenosertib monotherapy studies, with 200+ PROC patients treated at 300mg and 400mg QD 5:2
- ✓ Established Cyclin E1 protein overexpression, as determined by proprietary IHC cutoff*, as predictive biomarker for azenosertib in PROC
- ✓ Registration-intent† Part 2 of the Phase 2 DENALI clinical trial is underway and enrolling patients

Anticipated Upcoming Milestones

- 2026: Initiate Phase 3 confirmatory trial following FDA feedback
- YE 2026: Topline data from registration-intent† DENALI Part 2
- Potential for FDA accelerated approval in Cyclin E1-Positive PROC patients†

* Cyclin E1 IHC+ based on Zentalis proprietary IHC cutoff and Cyclin E1 IHC assay developed from the existing clinical data
† Subject to supportive data and FDA feedback and approval
Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib

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Cyclin E1 Overexpression Sensitizes Cancer Cells to Azenosertib

Normal Cell Cycle Regulation

- CDKs and their cyclin binding partners promote progression through the cell cycle
- Following DNA damage, WEE1 kinase inactivates Cyclin/CDK complexes at both G1-S and G2-M checkpoints to halt the cell cycle and allow for repair
- Upon DNA repair, cells progress through the cell cycle and proliferate



CDK2 Inactive
WEE1
P
Cyclin E1 CDK2
G1-S Checkpoint
S
G2
M
G1
DNA Damage Repaired
G2-M Checkpoint
CDK1 Inactive
P
Cyclin CDK
WEE1
Cell Proliferation

Cancer Cell and Azenosertib

- Cyclin E1 overexpression increases CDK2 activity and accelerates G1-S transition, rendering cells more dependent on the DNA repair at the G2-M checkpoint
- Inhibition of WEE1 activates CDKs, accelerates G1-S and G2-M transitions, and increases DNA damage to intolerable levels, resulting in mitotic catastrophe and cell death



CDK2 Highly Active Driven by Cyclin E1 Overexpression
Azenosertib WEE1
Cyclin E1 CDK2
G1-S Checkpoint
S
G2
M
G1
DNA Damage Accumulates
G2-M Checkpoint
CDK1 Active
Cyclin CDK
Azenosertib WEE1
Mitotic Catastrophe and Death

P *Phosphorylation, causing inactivation of Cyclin1/2*

DNA damage

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Multiple Drivers of Cyclin E1 Protein Overexpression

Companion diagnostic ready for use in registration-intent studies to identify Cyclin E1-Positive patients, ~50% of PROC patient population†

Cyclin E1 overexpression driven by different mechanisms[1], including:

- ***CCNE1* gene amplification**
- **Increased gene transcription**
- **Reduced protein degradation**

Cyclin E1-Positivity more than doubles the eligible patient population beyond *CCNE1* gene amplified:



CCNE1 Amplified
~15% Negative
~85% Positive
CCNE1 Non-Amplified
~40% Positive
~60% Negative

Predicted Cyclin E1 IHC*

All PROC patients, regardless of CCNE1 amplification status, should be screened for Cyclin E1 overexpression

1. Kim, D., et al. Cyclin E1/CDK2 activation defines a key vulnerability to WEE1 kinase inhibition in gynecological cancers, npj Precis. Onc. 9, 3 (2025). https://doi.org/10.1038/s41698-024-00787-4

* Cyclin E1 IHC+ based on Zentalis proprietary IHC cutoff and Cyclin E1 IHC assay developed from the existing clinical data

† Cyclin E1 IHC+% based on literature and the unbiased CCNE1 amp & Cyclin E1 overlapping data generated from Zentalis clinical trial samples

IHC - immunohistochemistry

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7 Significant Market Opportunity in High Unmet Need Cyclin E1-Positive PROC * Based on 2024 annual estimates in US and EU4 (France, Germany, Italy, Spain) + UK 1. Abbvie Q2 2025 Earnings: https://news.abbvie.com/2025-07-31-AbbVie-Reports-Second-Quarter-2025-Financial-Results 2. NAKAYAMA, K. et al. Int. J. Oncol. 48, 506–516 (2015); Aziz, D. et al. J. Pathol.: Clin. Res. 8, 355–370 (2022); Lotan, Y. et al. Eur Urol 64, 465–471 (2013). 3. Based on internal data No approved treatment option specifically for this biomarker selected PROC population  ~21,500 Cyclin E1-Positive PROC patients* (~50% of PROC population)  Elahere (mirvetuximab soravtansine) approved for biomarker selected FRα+ PROC population; total sales in 1H 2025 were $338 million1  Underscores demand for biomarker-directed therapies for PROC patients  Additional opportunities in earlier lines of ovarian cancer and other tumor types with Cyclin E1 protein overexpression, including breast, endometrial, bladder2 3 PROC FRα+ ~35% Overlap3 ~20% Cyclin E1-Positive ~50%

Platinum Resistant Ovarian Cancer: High Unmet Need Provides Opportunity for Azenosertib Monotherapy


Untreated Stage III/IV Ovarian Cancer
First Line Therapy
First Line Maintenance
Second Line Therapy
High Unmet Need in Cyclin E1+ PROC Patients (2L+)
Carboplatin + Paclitaxel
BRCAm/HRD
HRP
PARP Inhibitor or Bevacizumab + Olaparib
Bevacizumab
PFI>6m
PFI≤6m
Combination Chemotherapy Platinum Doublet
PFI≤6m
Approved 2L+ Therapy
Chemo Mono ORR 4 – 13%1
Elahere (mirvetuximab) (FRα+ ~35% of PROC) ORR 32% - 42%2
No approved therapies specifically for Cyclin E1+ PROC

PROC, platinum-resistant ovarian cancer; FRα, Folate Receptor alpha

1 Eskander, R., et al. Overcoming the Challenges in Drug Development, Front Oncol. 2023 Oct 17; 13:1258228; 2 Clinical Trial SORAYA ORR 32%, MIRASOL ORR 42%

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9 Standard of Care Single-Agent Chemotherapy has Low Efficacy in PROC New Options with Greater Efficacy Needed bev, bevacizumab; FRα, folate receptor alpha; mo, months; ORR, objective response rate; PFS, progression-free survival; PLD, pegylated liposomal doxorubicin; PROC, platinum-resistant ovarian cancer. 1. Pujade Lauraine E et al. Lancet Oncol. 2021;22(7):1034-1046, 2. Moore KN et al. ESMO 2019, 3. Gaillard SL et al. ESMO 2018, 4. Omatsu K ESMO 2020, 5. Pujade-Lauraine E et al. J Clin Oncol. 2014;32(13):1302–1308. Study Study Population Chemotherapy Arm ORR, % mPFS, mo mOS, mo JAVELIN Ovarian 2001 (n=190) ≤3 priors, 75% PROC and 25% Platinum refractory (28% prior bev) PLD 4 3.5 15.7 FORWARD I re-read2 (n=61) PROC 1–3 priors high FRα (33% prior bev) Paclitaxel or PLD or topotecan 6 3.2 12 CORAIL3 (n=199) PROC ≤3 priors (46% prior bev) PLD or topotecan 12 3.6 11 NINJA4 (n=159) PROC 77% >2 prior Gemcitabine or PLD 13 3.8 12.1 AURELIA5 (n=182) PROC ≤2 priors; 25% platinum refractory (8% prior bev) Paclitaxel or PLD or topotecan 13 3.4 13.3 Direct cross-study comparison of results from independently conducted clinical trials is not intended on this slide.

Integrated Data and Potential Path to Registration in PROC

Integrated Analysis

Integrated Safety Analysis in All Patients Total Daily Dose ≥300mg (N=356)

Monotherapy Safety Profiles in 001, MAMMOTH, DENALI

Treatment Related AEs*, N (%)	All Grade	Grade 3+
Gastrointestinal		
Decreased appetite	93 (26.1)	6 (1.7)
Diarrhea	181 (50.8)	26 (7.3)
Nausea	218 (61.2)	13 (3.7)
Vomiting	63 (17.7)	5 (1.4)
Dehydration	33 (9.3)	2 (0.6)
Hematologic		
Anemia	113 (31.7)	42 (11.8)
Thrombocytopenia	108 (30.3)	39 (11.0)
Neutropenia	57 (16.0)	44 (12.4)
Febrile Neutropenia	6 (1.7)	6 (1.7)
Pancytopenia	2 (0.6)	2 (0.6)
Fatigue	191 (53.7)	44 (12.4)
Sepsis	4 (1.1)	4 (1.1)

* TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules

Treatment Related AEs, N (%)	
TRAE leading to dose reduction	145 (40.7)
TRAE leading to dose interruption	163 (45.8)
TRAE leading to discontinuation	38 (10.7)
TRAE leading to death	4 (1.1)
Treatment related SAE	52 (14.6)

- Well characterized, manageable safety profile in relatively large sample size
- All Grade 5 TRAEs previously reported

Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia;
Anemia: haematocrit decreased, haemoglobin decreased, RBC count decreased
Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event.

Data Cutoff Dec 2 2024 Active database; subject to further change

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Integrated Analysis

Safety and Tolerability at 300 and 400 mg 5:2 Broadly Comparable

Monotherapy Safety Profiles in PROC Patients 300 mg & 400mg QD 5:2

Treatment-related AEs*, N (%)	300mg (N=38)		400mg (N=165)	
	All Grade	Grade 3+	All Grade	Grade 3+
Gastrointestinal				
Decreased appetite	8 (21.1%)	1 (2.6%)	40 (24.2%)	2 (1.2%)
Diarrhea	18 (47.4%)	1 (2.6%)	86 (52.1%)	12 (7.3%)
Nausea	23 (60.5%)	0	101 (61.2%)	6 (3.6%)
Vomiting	3 (7.9%)	0	17 (10.3%)	3 (1.8%)
Dehydration	1 (2.6%)	0	14 (8.5%)	1 (0.6%)
Fatigue	14 (36.8%)	2 (5.3%)	90 (54.5%)	20 (12.1%)
Sepsis	0	0	4 (2.4%)	4 (2.4%)
Hematologic				
Anemia	13 (34.2%)	3 (7.9%)	53 (32.1%)	20 (12.1%)
Thrombocytopenia	13 (34.2%)	2 (5.3%)	36 (21.8%)	8 (4.8%)
Neutropenia	4 (10.5%)	3 (7.9%)	30 (18.2%)	21 (12.7%)
Febrile Neutropenia	0	0	4 (2.4%)	4 (2.4%)

Treatment-related AEs, N (%)	300mg (N=38)	400mg (N=165)
Treatment-Related SAE	6 (15.8%)	31 (18.8%)
TRAE leading to dose reduction	13 (34.2%)	69 (41.8%)
TRAE leading to dose interruption	16 (42.1%)	89 (53.9%)
TRAE leading to discontinuation	5 (13.2%)	26 (15.8%)
TRAE leading to death	0	3 (1.8%)

- While numerically different, broadly comparable safety profiles at 300mg and 400mg 5:2
- Low frequency of previously reported G5 TRAEs, G3+ febrile neutropenia and sepsis observed at 400mg 5:2

* TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules

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Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased
Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event.

Data Cutoff Dec 2 2024 Active database; subject to further change

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13 *Includes patients who received at least one post-treatment scan Abbreviations: CI, confidence interval; cPR, confirmed partial response; mDOR, median duration of response; PD, progressive disease; SD, stable disease; NE, not estimable due to small number of subjects and events. 400mg 5:2 Shows Meaningful Response Rates >30% and mDOR >5 mos + + + + + + + + +-100 — -80 — -60 — -40 — -20 — 0 — 20 — 40 — 60 — 80 — 100 — Be st P er ce nt C ha ng e fr om B as el in e in S um o f D ia m et er (% ) PR PD 300mg 5:2 (N=18) 400mg 5:2 (N=68) PDSDcPRBest Overall Response # # # # # # # # # ‡ ‡ ‡ + = treatment ongoing # = best % change ~0% ‡ = received a post-baseline scan as SD but did not qualify as SD due to the post-baseline scan occurring outside of a protocol defined window Integrated Analysis Data Cutoff Dec 2 2024 Active database; subject to further change PROC, Cyclin E1+ 300 mg 5:2 400 mg 5:2 ORR in response evaluable* (95% CI) 22.2% (4/18) (6.4 - 47.6) 33.8% (23/68) (22.8 - 46.3) ORR in intent-to-treat (95% CI) 20.0% (4/20) (5.7 – 43.7) 31.5% (23/73) (21.1 – 43.4) mDOR (mos) (95% CI) 3.9 (2.8, NE) 5.5 (3.5, 6.3) mPFS (mos) (95% CI) 4.1 (1.3, 6.6) 4.4 (2.8, 6.8)

14 Higher Response Rates and Longer PFS with Fewer Prior Lines of Therapy Integrated Analysis Data Cutoff Dec 2 2024 Active database; subject to further change Overall 1-3 PLoT 4+ PLoT ORR in response evaluable* (95% CI) 33.8% (23/68) (22.8 – 46.3) 40.0% (16/40) (24.9 – 56.7) 25.0% (7/28) (10.7 – 44.9) ORR in intent-to-treat (95% CI) 31.5% (23/73) (21.1 – 43.4) 36.4% (16/44) (22.4 – 52.2) 24.1% (7/29) (10.3 – 43.5) mDOR (mos) (95% CI) 5.5 (3.5 – 6.3) 5.5 (3.5 – 6.3) NE (2.7 – NE) mPFS (mos) (95% CI) 4.4 (2.8 – 6.8) 5.4 (2.8 – 6.8) 4.1 (2.6 – 8.5) *Includes patients who received at least one post-treatment scan Abbreviations: CI, confidence interval; mDOR, median duration of response; mPFS, median progression free survival; NE, not estimable due to small number of subjects and events; PLoT, prior line of therapy Subgroup Analysis by Prior Line of Therapy Cyclin E1+ PROC patients treated at 400mg QD 5:2 in 001, MAMMOTH and DENALI

Registration-Intent Studies for Azenosertib Monotherapy in PROC, Cyclin E1+ Population

Key Eligibility

- ✓ Platinum-resistant ovarian cancer
- ✓ 1-3 prior lines of therapy
- ✓ Prior MIRV if high FRα
- ✓ Cyclin E1+ by proprietary IHC cutoff criteria

DENALI PART 2 FOR POTENTIAL ACCELERATED APPROVAL (N= ~100 at selected dose)

Part 2a (Alignment with FDA) → **Part 2b** (Pending FDA feedback)

Prescreening / Tissue Consent → PROC Pts Cyclin E1^{+} Tumors → 400mg 5:2 (N=30) / 1:1 Randomization / 300mg 5:2 (N=30) → Seamless Enrollment → Dose TBD 5:2 (N=~70) → Endpoints: ORR, DOR; PFS; Safety and Tolerability

Dose Confirmation

Continuous Enrollment Across Part 2a and 2b with Dose Confirmation at Interim Analysis

PHASE 3 CONFIRMATORY STUDY (Pending FDA feedback)

Randomized Study vs. Standard of Care
Same Key Eligibility as DENALI Part 2
Plan to Conduct Concurrently with DENALI Part 2b
Detail Design to be Discussed with FDA

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Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; IHC= immunohistochemistry; MIRV, mirvetuximab soravtansine; PROC=platinum resistant ovarian cancer.

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DENALI Part 1b (ZN-c3-005) NCT05198804 Updated data at SGO 2025, Data cutoff January 13, 2025

DENALI

Ovarian Cancer Patients With Cyclin E1 Overexpression and/or *CCNE1* Amplified Ovarian Cancers Have Worse Outcomes


Worse outcome
N=3533
Stronach (2018) [PFS] [1]
Stronach (2018) [OS] [1]
Pils (2014) [OS] [2]
Petersen [a] (2020) [PFS] [3]
Petersen [a] (2020) [OS] [3]
Nakayama (2010) [OS] [4]
Kang (2023) [OS] [5]
Chan [a] (2020) [OS] [6]
1
2
3
4
5
Hazard ratio
Patient number
100
500
1000
Amplification
Amplification + Overexpression

Survival according to *CCNE1* amplification status[1]


PFS (%)
CCNE1 Not amplified
CCNE1 Amplified
Log-rank P = 0.00041
Months
OS (%)
CCNE1 Not amplified
CCNE1 Amplified
Log-rank P = 0.0090
Months

[a]Timing of tissue collection was not disclosed. OS, overall survival; PFS, progression-free survival. **1.** Stronach EA, et al. *Mol Cancer Res.* 2018;16:1103-1111. **2.** Pils D, et al. *Eur J Cancer.* 2014;50:99-110. **3.** Peterson S, et al. *Gynecol Oncol.* 2020;157:405-410. **4.** Nakayama N, et al. *Cancer.* 2010;116:2621-2634. **5.** Kang EY, et al. *Cancer.* 2023;129:697-713. **6.** Chan AM, et al. *J Pathol Clin Res.* 2020;6:252-262.

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DENALI

DENALI Part 1b Evaluated 400mg 5:2 QD and Confirmed Cyclin E1 Biomarker

Study Design

Key Eligibility

- ✓ Platinum-resistant ovarian cancer
- ✓ 1-5 prior lines of therapy
- ✓ Tissue mandatory for biomarker assessment

Enrollment
(N=102)

Azenosertib monotherapy
400 mg QD 5:2

Endpoints
- ORR, DOR
- PFS
- Safety and Tolerability

Status ✓ Part 1b Enrollment Complete

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Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, duration of response; PFS, progression-free survival

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19 DENALI Part 1b: Patient Baseline Characteristics DENALI Data cutoff date: January 13, 2025. aFull analysis set: all treated patients. Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. bHispanic. c85% (23/27) of patients with CCNE1-amplified tumors were also Cyclin E1+ by IHC. Amp, amplified; CCNE1 amplification defined as Copy Number ratio ≥3 with genomic ploidy correction as per Foundation Medicine. ECOG PS, Eastern Cooperative Oncology Group performance status; IHC, immunohistochemistry; PARPi, poly(ADP-ribose) polymerase inhibitor. Characteristicsa (N=102) Median age (range), years 66 (34-82) Race, n (%) White 70 (69) Black/African American 6 (6) Asian 3 (3) Otherb 1 (1) Not reported 22 (22) ECOG PS, n (%) 0 53 (52) 1 49 (48) Prior lines of treatment Median (range) 3 (1-5) 1-2, n (%) 35 (34) 3-4, n (%) 57 (56) 5, n (%) 10 (10) Characteristicsa (N=102) Prior therapy, n (%) Bevacizumab 93 (91) PARPi 57 (56) Mirvetuximab 15 (15) CCNE1 amplification,c Evaluable, n 88 Amplified, n (%) 27 (31) Cyclin E1 status by IHC Evaluable, n 94 IHC+, n (%) 48 (51) • Heavily pre-treated population: >65% with 3+ lines of therapy • ~50% of patients identified with Cyclin E1 overexpression per Zentalis IHC assay

DENALI

Cyclin E1+ by IHC is a Biomarker Predicting Response to Azenosertib

SGO ANNUAL MEETING ON WOMEN'S CANCER SEATTLE, WA • 2025


All treated patients[a] (N=102)
ORR in response-evaluable patients
20.4%
Best % Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR


Cyclin E1 IHC+


Biomarker positive: Cyclin E1 IHC[b] (n=48)
ORR in response-evaluable patients
34.9%
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
+ Treatment ongoing
CCNE1 Status:
Amplified
Non-amplified
Not evaluable

	All treated patients (N=102)
ORR in response-evaluable[c] patients, % (n/N; 95% CI)	**20.4** (19/93; 12.8-30.1)
ORR, ITT[a] % (n/N; 95% CI)	**18.6** (19/102; 11.6-27.6)

	Cyclin E1 IHC+ (n=48)
ORR in response-evaluable[c] patients, % (n/N; 95% CI)	**34.9** (15/43; 21.0-50.9)
ORR, ITT[a] % (n/N; 95% CI)	**31.3** (15/48; 18.7-46.3)

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Data cutoff date: Jan 13, 2025. [a]Intent to treat/Full analysis set: all treated patients. [b]Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. [c]Includes patients who received at least one post-treatment scan.
Amp, amplified; IHC, immunohistochemistry; ITT, Intent to treat population; ORR, objective response rate; PD, progressive disease; PR, partial response.

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21 DENALI Part 1b: Duration of Response in Cyclin E1 IHC+ Ovarian Cancer DENALI amDOR is subject to change, there are 4 ongoing responders as of the January 13, 2025 data cutoff. IHC, immunohistochemistry; cPR, confirmed partial response; SD, stable disease; PD, progressive disease; mDOR, median duration of response; mPFS, median progression free survival; NE, not evaluable 17 180 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Pa tie nt s Treatment Duration (Months) mDOR 6.3 monthsa (95% CI, 2.7 - NE) mPFS 4.1 months (95% CI, 2.8 - 6.8) 4 ongoing responders Cyclin E1+ (N=48) PDSDcPRBest Overall Response First Partial Response CCNE1 Amplified NE

22 DENALI Part 1b: Safety and Tolerability Summary DENALI Data cutoff date: January 13, 2025 aIf a patient had multiple grades of the same adverse event, The worse grade was reported bOne patient had sepsis, and 1 patient had pancytopenia. ALT, alanine aminotransferase; AST, aspartate aminotransferase; TRAE, treatment-related adverse event. 12 11 11 4 7 3 2 3 16 7 3 5 1 0 25 50 75 100 Grade ≥3 Grades 1-2 66 51 15 14 60 15 13 13 12 11 11 12 Total 15 23 % Patients Hematological Thrombocytopenia Anemia Neutropenia Gastrointestinal Nausea Diarrhea Decreased appetite Constipation Dysgeusia Abdominal pain Other Fatigue ALT increased Asthenia Dizziness Headache Hypomagnesemia AST increased Dehydration TRAEs, n (%) Leading to dose reduction 44 (43.1) Leading to dose interruption 59 (57.8) Leading to discontinuation 22 (21.6) Leading to death 2 (2.0)b Serious TRAEs 22 (21.6) 35 29 16 TRAEs occurring in ≥10% of patientsa

DENALI

Registration-Intent DENALI Part 2 Topline Data Anticipated by YE2026

Azenosertib data support further development in Cyclin E1+ PROC in Part 2 of the ongoing DENALI study

Cyclin E1+ / overexpression by IHC represents ~ 50%[c] of PROC

- Cyclin E1+ IHC more than doubles the eligible patient population beyond CCNE1 amp

Azenosertib demonstrates ORR of ~35% in evaluable[a] patients with Cyclin E1+ PROC

- Median duration of response is 6.3 months[b]

Cyclin E1 by IHC is a predictive biomarker for response to azenosertib

Manageable safety profile

- GI toxicity (nausea, diarrhea) and fatigue are the most common TRAEs; although less common, hematological toxicities require close monitoring during treatment with azenosertib

[a]Includes patients who received at least one post treatment scan as of the January 13, 2025 data cut off; [b]mDOR is subject to change, there are 4 ongoing responders as of the January 13, 2025 data cut off; [c] Cyclin E1 IHC+ based on Zentalis proprietary IHC cutoff and Cyclin E1 IHC assay developed from the existing clinical data; Cyclin E1 IHC+% based on literature (~20% CCNE1 amplification) and the unbiased CCNE1 amp & Cyclin E1 overlapping data generated from Zentalis clinical trial samples

GI, gastrointestinal; mDOR, median duration of response; PROC, platinum-resistant ovarian cancer; TRAE, treatment-related adverse event.

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ZN-c3-001 Dose-Escalating Monotherapy Study in Solid Tumors NCT04158336

ZN-c3-001

First-in-Human Phase 1 Dose and Schedule Optimization in Solid Tumors: Therapeutic Window Established

Key Eligibility

- ✓ 1+ prior lines of therapy
- ✓ Solid tumor, PROC and USC enriched
- ✓ Tissue collected for biomarker analysis

Total Enrollment

N=274 across all tumor types and dose*
N=193 at total daily dose ≥ 300mg; evaluated for safety and anti-tumor activity

Status

Fully Enrolled



Continuous Dosing
Dose Escalation (N=59)
Expansion (N=40)
Intermittent Dosing
Dose Escalation (N=63)
Expansion (N=57)
Total daily dose ≥ 300mg, including 175mg BID (N=193)
Total daily dose < 300mg (N=26)
450mg
400mg
350mg
300mg
200mg
Lower doses (25-100mg)
300mg QD
200mg QD
Dose finding (CRM)
500mg
450mg
400mg
350mg QD & 175mg BID
Total daily dose, 5:2 or 4:3 schedule
400mg QD 5:2
350mg QD 5:2
300mg QD 5:2
Optimal Dose Range

* Total enrollment (N=274) included cohorts for food effect (N=17) and relative bioavailability (N=38)

Abbreviations: CRM, continual reassessment method; QD, once daily; BID, twice daily; 5:2, 5-days of treatment followed by 2-days off treatment; 4:3, 4-days of treatment followed by 3-days off treatment; DLT, dose limiting toxicity; PROC, platinum resistant ovarian cancer; USC, uterine serous carcinoma

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ZN-c3-001

Heavily Pre-Treated Patient Population with Multiple Tumor Types; Patients with PROC had a Median of Five Prior Lines of Therapy

Patient Demographics and Clinical Characteristics
Total Daily Dose ≥ 300 mg – Continuous and Intermittent (N=193)

	PROC N = 69	USC N = 35	Other Solid Tumors* N = 89
Age (years)			
Median	66	66	64
Range (Min-Max)	(48 – 83)	(53 – 78)	(26 – 81)
ECOG PS (n, %)			
ECOG 0	19 (28%)	8 (23%)	32 (36%)
ECOG 1	50 (72%)	26 (74%)	54 (61%)
ECOG 2	0	1 (3%)	2 (2%)
Prior Lines of Treatment			
Median (Range)	5 (1 - 19)	3 (0 - 12)	4 (0 - 11)
0	0	1 (3%)†	1 (3%)‡
1-3	22 (32%)	22 (63%)	34 (36%)
≥4	47 (68%)	12 (34%)	54 (61%)

	PROC N = 69	USC N = 35	Other Solid Tumors N = 89
Prior Therapies (n, %)			
PARPi	46 (67%)	3 (9%)	5 (6%)
VEGFi	60 (87%)	27 (77%)	39 (44%)
PD-1/PD-L1	12 (17%)	27 (77%)	35 (39%)
Cyclin E1 Status (n, %)			
Positive	26 (38%)	15 (43%)	9 (10%)
Negative	29 (42%)	11 (31%)	25 (28%)
Unknown	14 (20%)	9 (26%)	55 (62%)

*Anus, Appendix, Biliary tract, Bladder, Breast, Cecum, Cervix, Colon, Duodenum, Endometrium, Esophagus, Kidney, Lung, Other, Ovary, Pancreas, Peritoneum, Prostate, Rectum, Stomach, Uterus, Vulva/Vagina, including one patient who had unknown ECOG status; † patient had no prior therapy ; ‡ patient rolled over from the DDI study

Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance status; SD, standard deviation; PARPi, poly-ADP ribose polymerase inhibitor; VEGFi, vascular endothelial growth factor inhibitor; PD-1/PD-L1, programmed cell death protein 1/programmed death ligand 1.

zentalis

Data Cutoff Dec 2 2024 Active database; subject to further change

26

ZN-c3-001

Tolerable at Active Dose Levels Across Tumor Types

Safety Profile
Total Daily Dose ≥ 300 mg – Continuous and Intermittent (N=193)

Treatment Related AEs*, n (%)	All Grade	Grade 3+
Gastrointestinal		
Decreased appetite	52 (26.9%)	3 (1.6%)
Diarrhea	100 (51.8%)	15 (7.8%)
Nausea	117 (60.6%)	8 (4.1%)
Vomiting	49 (25.4%)	2 (1.0%)
Dehydration	22 (11.4%)	1 (0.5%)
Fatigue	113 (58.5)	26 (13.5%)
Hematologic		
Anemia	58 (30.1%)	22 (11.4%)
Thrombocytopenia	51 (26.4%)	21 (10.9%)
Neutropenia	29 (15.0%)	25 (13.0%)
Febrile Neutropenia	2 (1.0%)	2 (1.0%)

*TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules

Treatment Related AEs, n (%)	
Treatment-Related SAE	19 (9.8%)
TRAE leading to dose reduction	76 (39.4%)
TRAE leading to dose interruption	78 (40.4%)
TRAE leading to discontinuation	10 (5.2%)
TRAE leading to death	1 (0.5%)

- **No gastrointestinal TRAE > G3 observed**
- **Low rate of G3+ TR hematological toxicities, the majority G3**
- **Low rate of TRAE leading to treatment discontinuation**
- **One G5 TRAE previously reported**

Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased
Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event.

zentalis

Data Cutoff Dec 2 2024 Active database; subject to further change

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ZN-c3-001

Azenosertib Demonstrated Encouraging ORR and DOR at ≥300mg Total Daily Dose, Intermittent in PROC

Clinical Activity Overview - Total Daily Doses ≥ 300 mg - Continuous and Intermittent (N=193)

Tumor Type	PROC				USC				Other Solid Tumors			
Dose Schedule	Intermittent		Continuous		Intermittent		Continuous		Intermittent		Continuous	
Cyclin E1 IHC Status	All	Cyclin E1+	All	Cyclin E1+	All	Cyclin E1+	All	Cyclin E1+	All	Cyclin E1+	All	Cyclin E1+
Number of Patients	58	23	11	3	19	11	16	4	43	4	46	5
ORR, (%), n	20.7%, (12/58)	34.8%, (8/23)	18.8% (2/11)	33.3% (1/3)	26.3% (5/19)	36.4% (4/11)	18.8% (3/16)	25.0% (1/4)	2.3% (1/4)	0.0% (0/4)	4.3% (2/46)	0.0% (0/5)
(95% CI)	(11.2 - 33.4)	(16.4 - 57.3)	(2.3 - 51.8)	(0.8 - 90.6)	(9.2 - 51.2)	(10.9 - 69.2)	(4.1 - 45.7)	(0.6 - 80.6)	(0.1 - 12.3)	(0.0 - 60.2)	(0.5 - 14.8)	(0.0 - 52.2)
mDOR (mos) (95% CI)	5.1 (3.0, 5.9)	5.2 (2.8, 6.9)	7.1 (4.2, NE)	4.2 (NE, NE)	5.5 (5.4, NE)	5.5 (5.4, NE)	5.6 (4.1, NE)	6.9 (NE, NE)	4.3 (NE, NE)	NA	3.3 (3.0, NE)	NA

Greater anti-tumor activity seen with intermittent dosing schedule and Cyclin E1+ patients
Results direct focused development on doses of 300 and 400 mg at intermittent dosing schedule

[1] Not a head-to-head comparison
PROC, platinum-resistant ovarian cancer; USC, uterine serous carcinoma; ORR, objective response rate; mDOR, median duration of response; IHC, immunohistochemistry; NE, not evaluable

Data Cutoff Dec 2 2024 Active database; subject to further change

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29 Key Takeaways from 001 Azenosertib studied in a large patient population across multiple tumor types Platinum-resistant ovarian cancer (PROC) identified as an indication particularly susceptible to WEE1 inhibition Cyclin E1 identified as predictive biomarker for response to azenosertib Meaningful therapeutic window identified providing a favorable risk-benefit profile in Cyclin E1+ PROC patients at total daily doses of 300 and 400mg QD 5:2 ZN-c3-001

MAMMOTH (ZN-c3-006) NCT05198804

MAMMOTH

MAMMOTH: Two Clinically-active Monotherapy Doses Studied in Heavily Pre-treated, PARPi-resistant PROC Patient Population

Study Design

Key Eligibility

- ✓ 1-5 prior lines of therapy
- ✓ Platinum-resistant, progressed while receiving an approved PARP inhibitor
- ✓ Mandatory sufficient tissue for biomarker analysis

Enrollment (N=117)

Azenosertib monotherapy 300 or 400 mg QD 5:2 (N=61)

Azenosertib + niraparib Concurrent schedule (N=28)

Azenosertib + niraparib Alternating schedule (N=28)

Endpoints

- ORR, DOR
- PFS
- Safety and Tolerability

Status: Enrollment Complete

zentalis

Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate DOR, duration of response; PFS, progression-free survival; PROC, platinum-resistant ovarian cancer; PARPi, poly (ADP-ribose) polymerase inhibitor

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32 Heavily Pre-Treated PARPi-resistant PROC Population 300 mg 5:2 (N=25) 400 mg 5:2 (N=36) Age (years) Median 71.0 63.0 Range (Min-Max) 45 – 80 31 - 84 ECOG PS (n, %) ECOG 0 7 (28%) 16 (44%) ECOG 1 18 (72%) 20 (56%) Prior Lines of Treatment (n, %) 1-3 15 (60%) 20 (56%) ≥4 10 (40%) 16 (44%) PARP 25 (100%) 36 (100%) Bevacizumab 24 (96%) 34 (94%) Cyclin E1 Status (n, %) Positive 13 (52%) 16 (44%) Negative 10 (40%) 15 (42%) Unknown 2 (8%) 5 (14%) MAMMOTH Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate DOR, duration of response; PFS, progression-free survival, PROC, platinum-resistant ovarian cancer Patient Demographics and Clinical Characteristics Monotherapy Cohorts Only Data Cutoff Dec 2 2024 Active database; subject to further change

MAMMOTH

Well-characterized Safety and Tolerability in PROC Monotherapy Cohorts at 300mg QD and 400mg QD (5:2) Doses

Azenosertib Monotherapy 300 mg & 400mg QD (5:2)

Treatment-related AEs*, N (%)	300mg (N=25) All Grade	300mg (N=25) Grade 3+	400mg (N=36) All Grade	400mg (N=36) Grade 3+
Gastrointestinal				
Decreased appetite	7 (28.0%)	1 (4.0%)	11 (30.6%)	0
Diarrhea	13 (52.0%)	0	17 (47.2%)	4 (11.1%)
Nausea	15 (60.0%)	0	19 (52.8%)	1 (2.8%)
Vomiting	2 (8.0%)	0	4 (11.1%)	1 (2.8%)
Dehydration	0	0	0	0
Fatigue	6 (24.0%)	1 (4.0%)	11 (30.6%)	1 (2.8%)
Sepsis	0	0	1 (2.8%)	1 (2.8%)
Hematologic				
Anemia	10 (40.0%)	3 (12.0%)	14 (38.9%)	6 (16.7%)
Thrombocytopenia	8 (32.0%)	2 (8.0%)	13 (36.1%)	4 (11.1%)
Neutropenia	4 (12.0%)	3 (12.0%)	8 (22.2%)	5 (13.9%)
Febrile Neutropenia	0	0	1 (2.8%)	1 (2.8%)

* TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules

Treatment-related AEs, N (%)	300mg (N=25)	400mg (N=36)
Treatment-Related SAE	4 (16.0%)	5 (13.9%)
TRAE leading to dose reduction	11 (44.0%)	15 (41.7%)
TRAE leading to dose interruption	11 (44.0%)	14 (38.9%)
TRAE leading to discontinuation	4 (16.0%)	2 (5.6%)
TRAE leading to death	0 (0.0%)	1 (2.8%)

- Similar rates of TR SAEs across doses
- Low rate of TR G3+ hematological toxicities with the majority being G3 events (only one G4 febrile neutropenia and one sepsis event)
- Low rate of TRAEs leading to treatment discontinuation
- One G5 TRAE previously reported

Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased
Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event.

zentalis

Data Cutoff Dec 2 2024 Active database; subject to further change

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34 Azenosertib Monotherapy 300 mg & 400mg QD (5:2) Azenosertib Demonstrated Clinically Meaningful Responses in PARPi-resistant Monotherapy Cohorts Dose and Schedule 300mg 5:2 400mg 5:2 Cyclin E1 IHC Status All Cyclin E1+ All Cyclin E1+ Number of Patients 25 14 36 16 ORR, (%), n (95% CI) 20.0% (5/25) (6.8 - 40.7) 21.4% (3/14) (4.7 - 50.8) 22.2% (8/36) (10.1 - 39.2) 31.3% (5/16) (11.0 - 58.7) mDOR, months (95% CI) 4.9 (2.8 - NE*) 4.9 (3.0 - NE*) 5.5 (2.7 - NE*) 4.2 (3.0 - NE*) 400mg 5:2 shows numerically better ORR in Cyclin E1+ PROC patients compared to 300mg 5:2 *Not estimable due to small number of subjects and events Abbreviations: PARPi, poly (ADP-ribose) polymerase inhibitor; IHC, immunohistochemistry; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; CI, confidence interval; mDOR, median duration of response; NE, not evaluable MAMMOTH Data Cutoff Dec 2 2024 Active database; subject to further change

35 Key Takeaways from MAMMOTH Monotherapy Cohort Consistent antitumor activity in PARPi-resistant patients Tolerability and toxicity consistent with 001 study and similar between the assessed doses 400mg QD 5:2 showed numerically higher response rates than 300mg QD 5:2 MAMMOTH Learnings continue to support development of azenosertib in Cyclin E1+ PROC Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; PROC, platinum-resistant ovarian cancer; PARPi, poly (ADP-ribose) polymerase inhibitor

Azenosertib has the Potential to be a First-in-Class and Best-in-Class WEE1 Inhibitor for Patients with Ovarian Cancer and Other Tumor Types

	INDICATION	TRIAL NAME + DEVELOPMENT APPROACH	PHASE 1	PHASE 2	PHASE 3	MILESTONE*
Studies for Lead Indication	PROC *Monotherapy*	**DENALI Part 1b**	Ongoing Study (bar spans Phase 1 into Phase 2)			
		DENALI Part 2a + Part 2b Registration-intent Cyclin E1-Positive *FDA Fast Track Designation*	Ongoing Study (bar spans Phase 1 into Phase 2)			Topline Data YE2026
		Randomized Confirmatory Study Azenosertib vs. SOC chemo Cyclin E1-Positive	Planned Study (bar spans Phase 1 into Phase 3)			Initiation 2026
Other Studies Ongoing	**Uterine Serous Carcinoma** *Monotherapy*	**TETON (ZN-c3-004)** *FDA Fast Track Designation*	Ongoing Study (bar spans Phase 1 into Phase 2)			Data 1H26
	Ovarian Cancer *Combination*	**ZN-c3-002** Azenosertib + multiple chemo backbones and bevacizumab	Ongoing Study (Phase 1)			Currently Enrolling Bevacizumab Combo

*Anticipated

Ongoing Study | Planned Study

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zentalis.com Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121 Julie Eastland Chief Executive Officer jeastland@zentalis.com Haibo Wang Chief Business Officer hwang@zentalis.com Aron Feingold VP, IR and Corporate Communications afeingold@zentalis.com